Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of November 20, 2009 by and among MEMC Electronic Materials, Inc., a Delaware corporation (the “Company”); the Representatives of the Unitholders (the “Representatives”) as defined under that certain Agreement and Plan of Merger dated as of October 22, 2009, as amended, by and among the Company, Sierra Acquisition Sub, LLC, a Delaware limited liability company and indirect and wholly owned subsidiary of Parent, Sun Edison LLC, a Delaware limited liability company (the “LLC”), and the Representatives named therein (the “Merger Agreement”); and each of the Preferred Unitholders (as that term is defined in the Merger Agreement).

The parties hereby agree as follows:

1.         Certain Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

 “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

“Earnout Consideration Shares” shall mean the shares of Common Stock issued to the Unitholders as “Earnout Consideration” pursuant to the Merger Agreement or as “Blocker Earnout Consideration” pursuant to the Blocker Purchase Agreements.

“Escrow Agreement” shall mean the Indemnity Escrow Agreement, dated as of the date hereof, by and among the Company, the Representatives and U.S. Bank National Association, as escrow agent.

“Escrow Consideration Shares” shall mean the shares of Common Stock issued and distributed to the Unitholders as “Escrowed Shares” pursuant to the Escrow Agreement.

“Initial Consideration Shares” shall mean the shares of Common Stock issued to the Unitholders as “Preferred Unitholder Initial Stock Payment” pursuant to the Merger Agreement or as “Blocker Net Merger Consideration” pursuant to Section 1.1(a) of the Blocker Purchase Agreements.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the Shares and any other securities issued or issuable in exchange for the Shares; provided that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the Unitholder (other than a Unitholder that is an Affiliate of the Company) pursuant to Rule 144 without being subject to a volume limitation.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement, including the Initial Registration Statement, the Earnout Registration Statement and the Escrow Registration Statement.

“Representatives” has the meaning set forth in the Merger Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“Shares” means the Initial Consideration Shares, the Earnout Consideration Shares and the Escrow Consideration Shares.

“Unitholder” means a holder of any of the LLC’s Class A Units, Class B Units, Class C Units or Class D Units, or any Blocker Unitholder, for which the Representatives act as attorney-in-fact pursuant to the terms of the Merger Agreement or the Blocker Purchase Agreements and who has irrevocably elected to receive Initial Consideration Shares and Earnout Consideration Shares in lieu of cash pursuant to the terms of the Merger Agreement and the Blocker Purchase Agreements.

“WKSI” means a well-known seasoned issuer as defined under Rule 405 of the Securities Act.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.         Registration.

(a)        Registration Statements.

(i)         Promptly following the closing of the merger contemplated by the Merger Agreement (but in no event more than two (2) Business Days after such closing), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Initial Consideration Shares, subject to the Representatives’ consent), pursuant to Rule 415 under the Securities Act, covering the resale of the Initial Consideration Shares on a delayed or continuous basis (the “Initial Registration Statement”).  Such Initial Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Initial Consideration Shares.  The Initial Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Representatives and the Representatives’ designated counsel a reasonable time prior to its filing or other submission.

(ii)        Promptly following the issuance of the Earnout Consideration Shares pursuant to the Merger Agreement (but in no event more than two (2) Business Days after such issuance), the Company shall prepare and file with the SEC one Registration Statement on Form S-3, or an amendment or supplement to an existing Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Earnout Consideration Shares, subject to the Representatives’ consent), pursuant to Rule 415 under the Securities Act, covering the resale of the Earnout Consideration Shares on a delayed or continuous basis (the “Earnout Registration Statement”).  Such Earnout Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Earnout Consideration Shares.  The Earnout Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Representatives and the Representatives’ designated counsel a reasonable time prior to its filing or other submission.

(iii)       Promptly following the distribution of the Escrow Consideration Shares to the applicable Unitholders pursuant to the Escrow Agreement (but in no event more than two (2) Business Days after such distribution), the Company shall prepare and file with the SEC one Registration Statement on Form S-3, or an amendment or supplement to an existing Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Earnout Consideration Shares, subject to the Representatives’ consent), pursuant to Rule 415 under the Securities Act, covering the resale of the Earnout Consideration Shares on a delayed or continuous basis (the “Escrow Registration Statement”).  Such Escrow Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Escrow Consideration Shares.  The Escrow Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Representatives and the Representatives’ designated counsel a reasonable time prior to its filing or other submission.

(b)       Expenses.  The Company will pay all expenses incurred by it in connection with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold and fees of the Representatives’ and Unitholders’ counsel.

(c)       Effectiveness.

(i)         If the Company is eligible as a WKSI, the Registration Statements shall utilize the automatic shelf registration process under Rule 415 and Rule 462. If the Company is not a WKSI or is otherwise ineligible to utilize the automatic shelf registration process, the Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable following the filing thereof.  The Company shall notify the Representatives by facsimile or e-mail as promptly as practicable after any Registration Statement is declared effective and shall as soon as reasonably practicable provide the Representatives, without charge, with such number of copies of any related Prospectus (including any amendments, supplements and exhibits) and such other documents (including any documents incorporated into the Registration Statement) as the Representatives may reasonably request in order to facilitate the sale or other disposition of the securities covered thereby.  The Company represents and warrants that it is a WKSI as of the date hereof.

(ii)        Notwithstanding anything to contrary, the Company may delay, suspend the use of or withdraw any Registration Statement or qualification of Registrable Securities if Company in good faith determines that any such Registration Statement, or the use thereof, would materially and adversely affect any material corporate event or would otherwise require disclosure of nonpublic information which the Company determines, in its reasonable judgment, is not in the best interests of the Company at such time, or, if the Company determines, in its reasonable judgment, that an event described in Section 3(h) has occurred (each, an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Representatives and the Unitholders in writing of the existence of (but in no event, without the prior written consent of the Representatives, shall the Company disclose to the Representatives any of the facts or circumstances regarding) the event giving rise to an Allowed Delay, provided that the Company shall not be required to disclose material nonpublic information to the Representatives, (b) advise the Representatives and the Unitholders in writing that all sales must cease under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.  Notwithstanding anything herein to the contrary, the Company covenants and agrees that the Company’s rights to delay or suspend the use of any Registration Statement or qualification of Registrable Securities during the pendency of any Allowed Delay shall not, in the aggregate, cause the Unitholders to be required to suspend sales of Registrable Shares pursuant to the Registration Statement or relieve the Company of its obligation to file, amend or supplement and maintain the effectiveness of a Registration Statement for longer than ninety (90) days during any twelve (12) month period.

3.         Company Obligations.  The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)       use commercially reasonable efforts to cause such Registration Statement to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, (ii) the date on which all Registrable Securities covered by such Registration Statement (other than with respect to Registrable Securities owned by Affiliates of the Company) may be sold pursuant to Rule 144 without being subject to any volume limitation or (iii) with respect to the Initial Registration Statement, one (1) year from the closing of the Merger Agreement, with respect to the Earnout Registration Statement, one (1) year from the issuance of the Earnout Consideration Shares pursuant to the Merger Agreement  and with respect to the Escrow Registration Statement, one (1) year from the distribution of Escrow Consideration Shares pursuant to the Escrow Agreement (the “Effectiveness Period”);

(b)       prepare and file with the SEC such amendments, prospectus supplements or post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby and, upon fifteen (15) Business Days’ notice, shall file any supplement or amendment to the Registration Statement and Prospectus with respect to the plan of distribution or a Unitholder’s ownership interests in his, her or its registrable Shares that is reasonably necessary to permit the sale of such Registrable Shares pursuant to the Registration Statement;

(c)       provide copies to and permit the Representatives’ counsel to review each Registration Statement and all amendments and supplements thereto no fewer than  seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects based upon such counsel’s belief that such Registration Statement is not in compliance with applicable laws, rules or regulations or contains a material misstatement or omission;

(d)       furnish to the Representatives and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Representatives may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Unitholders that are covered by the related Registration Statement;

(e)       use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)        prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify, or exempt therefrom, or cooperate with the Representatives and their counsel in connection with the registration or qualification, or exemption therefrom, of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Representatives and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)       use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed and use commercially reasonable efforts to maintain such listing;

(h)       immediately notify the Representatives and the Unitholders in writing, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event or the passage of time as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of the Representatives or any Unitholder, promptly prepare and furnish to the Representatives or such Unitholder a reasonable number of copies of a supplement to or an amendment of such Prospectus or the Registration Statement as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)        use commercially reasonable efforts to make and keep public information available, as that term is understood and defined in Rule 144 under the 1933 Act, at all times; and

(j)        otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

4.         Obligations of the Representatives and the Preferred Unitholders.

(a)       Each of the Preferred Unitholders and the Representatives shall furnish in writing to the Company such information regarding itself, the Company securities held by each of them (including Registrable Securities) and, in the case of the Representatives such information concerning each of the other Unitholders, and the intended method of disposition of the Registrable Securities held by them, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Representatives and the Preferred Unitholders of the information the Company requires in order to have the Registrable Securities included in the Registration Statement.  The Representatives and the Preferred Unitholders shall provide such information to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement.  The Company shall not be required to include any Registrable Securities of any Unitholder in a Registration Statement if required information from such Unitholder is not furnished to the Company within the three (3) Business Days.

(b)       The Representatives and each of the Preferred Unitholders agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Representatives and the Preferred Unitholders have notified the Company in writing of their election to exclude all of the Registrable Securities from such Registration Statement.

(c)       The Representatives and each of the Preferred Unitholders agree that, upon receipt of any notice (which may be oral as long as written notice is provided by the next day) from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, the Preferred Unitholders will immediately discontinue, and the Representatives will immediately notify all other Unitholders to discontinue, the disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until otherwise notified in writing by the Company or until the Unitholders’ receipt of the copies of the supplemented or amended prospectus filed with the SEC and until any related post-effective amendment is declared effective and, if so directed by the Company, the Representatives and the Preferred Unitholders shall deliver or cause to be delivered to the Company (at the expense of the Company) or destroy or cause to be destroyed (and deliver to the Company a certificate of destruction) all copies in each Representative’s or Preferred Unitholder’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of notice of an event described in Section 3(h) hereof.  The address of each Preferred Unitholder is as set forth on the signature pages hereto and the Representatives will deliver a list of all other Unitholders and their respective mailing addresses as of the signing of this Agreement.

(d)       Each of the Preferred Unitholders covenant and agree, and the Representatives covenant and agree that they will comply (and, in the case of the Representatives, will instruct the other Unitholders to comply) with the prospectus delivery requirements of the 1933 Act as applicable in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e)       Neither the Representatives nor any Unitholder may use any confidential information received by them pursuant to this Agreement or the Merger Agreement (including, without limitation, any notice referred to in Section 2(c)(ii) or 3(h) hereof) in violation of the 1934 Act or other applicable state or federal securities law or reproduce, disclose, or disseminate such information to any other person (other than his or her attorneys, agents and representatives having a need to know, and then only if they expressly agree to be bound hereby), unless such information has been made available to the public generally (other than by such recipient in violation hereof) or such recipient is required to disclose such information by a governmental body or regulatory agency or by law in connection with a transaction that is not otherwise prohibited hereby, and then only after reasonable notice to the Company and it has been provided a reasonable opportunity to object to such disclosure, with the reasonable cooperation and assistance of such Representative or Unitholder. Each of the Preferred Unitholders and the Representatives agree to comply (and, in the case of the Preferred Unitholders, to cause each Unitholder to comply) with the 1933 Act and other applicable laws in connection with the offer or sale of any Registrable Securities. The obligations in this Section 4(f) shall survive the expiration or termination of this Agreement.

5.         Indemnification.

(a)       Indemnification by the Company.  The Company will indemnify and hold harmless, to the fullest extent permitted by law, the Representatives and the Unitholders, and their respective officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls the Representatives or any Unitholder (each, a “Holder Indemnitee” and collectively, the “Holder Indemnitees’) within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company or any written information furnished by the Company filed, in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state or (v) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law, any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law and, in all such cases, will reimburse the Holder Indemnitees for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information regarding a Holder Indemnitee furnished by such Holder Indemnitee in writing specifically for use in such Registration Statement or Prospectus, or in the case of an occurrence of an Allowed Delay or of an event of the type specified in Section 3(h), the use by such Holder Indemnitee of an outdated or defective Prospectus after the Company has notified the Representatives and the Unitholders in writing that the Prospectus is outdated or defective and prior to the receipt by the Representatives and the Unitholders of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of such amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.

(b)       Indemnification by the Unitholders.  Each of the Preferred Unitholders agree, and the Representatives agree on behalf of the other Unitholders, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information regarding a Holder Indemnitee furnished in writing by such Holder Indemnitee to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, or in the case of an occurrence of an Allowed Delay or an event of the type specified in Section 3(h), the use by such Holder Indemnitee of an outdated or defective Prospectus after the Company has notified the Representatives and the Unitholders in writing that the Prospectus is outdated or defective and prior to the receipt by the Representatives and the Unitholders of an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the amended or supplemented Prospectus the misstatement or omission giving rise to such liability would have been corrected.  In no event shall the liability of any Unitholder be greater in amount than the dollar amount of the proceeds received by such Unitholders upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)       Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to promptly assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties except to the extent that based upon advice of counsel, a conflict of interest exists between the indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)       Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

6.         Miscellaneous.

(a)       Actions by the Representatives.  The Company acknowledges and agrees that, at all times, an agreement between at least two of the three Representatives shall be required for the Representatives to take any action or to give any consent in their capacity as the Representatives (on behalf of the Unitholders).

(b)       Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company, the Representatives and the Preferred Unitholders.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written waiver of the Representatives and the Preferred Unitholders of, or the Representatives’ (or in the case of a Preferred Unitholder, the Preferred Unitholder’s) consent to, such amendment, action or omission to act.

(c)       Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.1 of the Merger Agreement.

(d)       Assignments and Transfers by the Representatives and the Unitholders.  This Agreement may not be assigned by the Preferred Unitholders or the Representatives except that the Representatives may assign this Agreement (i) to each and all of the Unitholders who are not original signatories hereto who then hold Registrable Securities and shall agree in writing to be bound by the terms and conditions of this Agreement and who execute a counterpart hereto and provide the same to the Company, provided that the Company consents to such assignment prior to its effectiveness or (ii) to any successor Representative in accordance with the terms of the Merger Agreement.

(e)       Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Representatives, provided, however, that the Company shall assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Representatives or any Unitholder after notice duly given by the Company to the Representatives and the Unitholders.

(f)        Successors and Assigns; Benefits of the Agreement.  Subject to Section 6(d) above, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Without limitation of the foregoing, all rights, obligations and liabilities of the Representatives hereunder arising as of and after the date any successor Representative is named in accordance with the Merger Agreement shall be automatically transferred to any such successor Representative.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement; provided, however, that each of the Unitholders is expressly intended to be a third party beneficiary of this Agreement .

(g)       Counterparts; Faxes; PDF.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile or by e-mail delivery of an executed document in Portable Document Format (PDF), which shall be deemed an original.

(h)       Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)        Governing Law; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the choice of law principles thereof.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(j)        Termination.  The Preferred Unitholders represent and warrant to the Company that on the date hereof they collectively own at least 60% of the “Registrable Securities” under and as defined in the Registration Rights Agreement, dated as of June 15, 2006, as amended on May 26, 2007, September 4, 2007, December 28, 2007, March 4, 2008, April 22, 2008, June 26, 2008, September 29, 2008 and February 27, 2009 by and among the LLC, GSFS Investments I Corp. and certain other holders of units of the LLC identified therein (the “LLC Registration Rights Agreement”).  The Preferred Unitholders and the LLC hereby agree that effective on the date hereof the LLC Registration Rights Agreement shall be amended to be terminated and of no further force or effect.

[SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

Company:	MEMC Electronic Materials, Inc.

	By:	/s/ Bradley D. Kohn
	Name:	Bradley D. Kohn
	Title:	Senior Vice President and General Counsel

Representatives:

/s/ Carlos Domenech
Carlos Domenech

/s/ Peter J. Lee
Peter J. Lee

/s/ Thomas Melone
Thomas Melone

[Signatures Continue On Next Page]

Preferred Unitholder:	ALLCO AMERICAN CAPITAL LIMITED LLC

	By:	/s/ Thomas Melone
	Name:	Thomas Melone
	Title:	President

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	APPLIED VENTURES, LLC

	By:	/s/ J. Christopher Moran
	Name:	J. Christopher Moran
	Title:	Vice President, General Manager

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	BLACK RIVER CEI SUBSIDIARY 6 LLC

	By:	Black River Asset Management LLC
	Its:	Manager

	By:	/s/ Eric Larson
	Name:	Eric Larson
	Title:	Principal

Preferred Unitholder:	BLACK RIVER COMMODITY CLEAN ENERGY INVESTMENT FUND LLC

	By:	Black River Asset Management LLC
	Its:	Manager

	By:	/s/ Eric Larson
	Name:	Eric Larson
	Title:	Principal

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	BUZBY-VASAN 1997 TRUST

	By:	/s/ David Buzby
	Name:	David Buzby
	Title:	Trustee

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	/s/ Christopher Cook
Christopher Cook

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	/s/ Manoj Dengla
Manoj Dengla

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	FTF FAMILY LLC

	By:	/s/ Gertrude L. Fike
	Name:	Gertrude L. Fike
	Title:	Manager

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	GREYLOCK XII HOLDINGS, LLC

	By:	Greylock XII Limited Partnership, Authorized Member

	By:	Greylock XII GP LLC, General Partner

	By:	/s/ Donald A. Sullivan
	Name:	Donald A. Sullivan
	Title:	Administrative Partner

Preferred Unitholder:	GREYLOCK XII PRINCIPALS, LLC

	By:	Greylock Management Corporation, Sole Member

	By:	/s/ Donald A. Sullivan
	Name:	Donald A. Sullivan
	Title:	Treasurer

Preferred Unitholder:	GREYLOCK XII LIMITED PARTNERSHIP

	By:	Greylock XII GP LLC, its General Partner

	By:	/s/ Donald A. Sullivan
	Name:	Donald A. Sullivan
	Title:	Administrative Partner

Preferred Unitholder:	GREYLOCK XII-A LIMITED PARTNERSHIP

	By:	Greylock XII GP LLC, its General Partner

	By:	/s/ Donald A. Sullivan
	Name:	Donald A. Sullivan
	Title:	Administrative Partner

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	H INVESTMENT COMPANY LLC

	By:	/s/ Martin T. Hart
	Name:	Martin T. Hart
	Title:	Manager

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	HSH NORDBANK AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Louis Iaconetti /s/ Michael Pepe
	Name:	Louis Iaconetti Michael Pepe
	Title:	Senior Vice President Senior Vice President
HSH Nordbank AG, NY Branch

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	/s/ Brian Jacohck
Brian Jacohck

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	/s/ Claire Broido Johnson
Claire Broido Johnson

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	MAP ROYALTY, INC.

	By:	/s/ Jane Woodward
	Name:	Jane Woodward
	Title:	CEO and CIO

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	MISSIONPOINT SE PARALLEL FUND, L.P.

	By:	MPCP I GP, LLC
	Its:	General Partner

	By:	MissionPoint Capital Partners, LLC
	Its:	Manager

	By:	/s/ Mark Schwartz
	Name:	Mark Schwartz
	Title:	Executive Committee Member

	By:	/s/ Mark Cirilli
	Name:	Mark Cirilli
	Title:	Executive Committee Member

Preferred Unitholder:	MISSIONPOINT SE PARALLEL ALTERNATIVE FUND, L.P.

	By:	MPCP I GP, LLC
	Its:	General Partner

	By:	MissionPoint Capital Partners, LLC
	Its:	Manager

	By:	/s/ Mark Schwartz
	Name:	Mark Schwartz
	Title:	Executive Committee Member

	By:	/s/ Mark Cirilli
	Name:	Mark Cirilli
	Title:	Executive Committee Member

Preferred Unitholder:	MISSIONPOINT SE PARALLEL FUND, LLC

	By:	MissionPoint SE Parallel Alternative Fund, LP
	Its:	Manager

	By:	MPCP I GP, LLC
	Its:	General Partner

	By:	MissionPoint Capital Partners, LLC
	Its:	Manager

	By:	/s/ Mark Schwartz
	Name:	Mark Schwartz
	Title:	Executive Committee Member

	By:	/s/ Mark Cirilli
	Name:	Mark Cirilli
	Title:	Executive Committee Member

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	/s/ Brian Robertson
Brian Robertson

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	/s/ Jigar H. Shah
Jigar H. Shah

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	/s/ John W. Weiser
John W. Weiser

Preferred Unitholder:	JOHN W. WEISER 2007 GRAT

	By:	/s/ John W. Weiser
	Name:	John W. Weiser
	Title:	Trustee

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	/s/ Christopher Whitman
Christopher Whitman

[Signature Page To Registration Rights Agreement]

Preferred Unitholder:	JAMES R. ZARLEY FAMILY TRUST

	By:	/s/ James R. Zarley
Name:
	Title:	Trustee

[Signature Page To Registration Rights Agreement]